Celanese 2Q 2005 Earnings
NYSE:  CE

Conference Call/Webcast
Tues., August 9, 2005   10 a.m CT

David Weidman, CEO
C.J. Nelson, CFO

Second Quarter Earnings

1

This presentation may contain “forward-looking statements,” which include information concerning the Company’s plans, objectives, goals, strategies, future revenues or performance, capital expenditures, financing needs and other information that is not historical information.  When used in this presentation, the words “estimates,” “expects,” “anticipates,” “projects,” “plans,” “intends,” “believes,”
and variations of such words or similar expressions are intended to identify forward-
looking statements.  All forward-looking statements are based upon current expectations and beliefs and various assumptions.  There can be no assurance that the Company will realize these expectations or that these beliefs will prove correct.

There are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements contained in this presentation.
Numerous factors, many of which are beyond the Company’s control, could cause actual results to differ materially from those expressed as forward-looking statements.
For a discussion of some of the factors, we recommend that you  review the
Company’s Annual Report  on Form 10-K at the SEC’s website at www.sec.gov.  Any forward-looking statement speaks only as of the date on which it is made, and the
Company undertakes no obligation to update any forward-looking statements to reflect events or circumstances after the date on which it is made or to reflect the occurrence of anticipated or unanticipated events or circumstances.

Forward-Looking Statements

2

 This release reflects three performance measures, net debt, adjusted EBITDA, and diluted adjusted earnings per share as non-U.S. GAAP measures.  The most directly comparable financial measure presented in accordance with U.S.
GAAP in our consolidated financial statements for net debt is total debt; for adjusted EBITDA is net earnings (loss); for diluted adjusted earnings per share is net earnings (loss); and, for adjusted basic earnings per share is income available to common shareholders.  For a reconciliation of these non-U.S. GAAP measures to U.S. GAAP figures, see the accompanying schedules to this release.

Reconciliation of Non-GAAP Measures
to U.S. GAAP

3

 Adjusted EBITDA, a measure used by management to measure performance, is defined as earnings (loss) from continuing operations, plus interest expense net of interest income, income taxes and depreciation and amortization, and further adjusted for certain cash and non-cash charges.  Our management believes adjusted EBITDA is useful to investors because it is one of the primary measures our management uses for its planning and budgeting processes and to monitor and evaluate financial and operating results.  Adjusted EBITDA is not a recognized term under U.S. GAAP and does not purport to be an alternative to net earnings as a measure of operating performance or to cash flows from operating activities as a measure of liquidity.
Because not all companies use identical calculations, this presentation of adjusted EBITDA may not be comparable to other similarly titled measures of other companies.  Additionally, adjusted
EBITDA is not intended to be a measure of free cash flow for management’s discretionary use, as it does not consider certain cash requirements such as interest payments, tax payments and debt service requirements nor does it represent the amount used in our debt covenants.  Net debt is defined as total debt less cash and cash equivalents.  Our management uses net debt to
evaluate the Company's capital structure.   Diluted adjusted net earnings per share is defined as
income available to common shareholders plus preferred dividends, adjusted for special and one-time expenses and divided by the number of basic common  and diluted preferred shares
outstanding as of June 30, 2005.   We believe that the presentation of all of the non-U.S. GAAP information provides useful information to management and investors regarding various financial and business trends relating to our financial condition and results of operations, and that when
U.S. GAAP information is viewed in conjunction with non-U.S. GAAP information, investors are provided with a more meaningful understanding of our ongoing operating performance.  This
non-U.S. GAAP information is not intended to be considered in isolation or as a substitute for
U.S. GAAP financial information.

Use of Non-GAAP Financial Information

4

David Weidman

President and Chief Executive Officer

5

Expansion of operating profit and strengthened cash position

Higher pricing on strong demand and high capacity utilization in
Chemical Products

Completed strategic acquisition of Acetex July 20

Sales

Operating Profit

Adjusted Diluted EPS

Dividends from Equity & Cost Investments

Adjusted EBITDA

$1,517 up
23%

$152 up 508%

$0.53

$17

$283 up 51%

2nd Qtr 2005

(in $millions)

Strong Underlying Business Results

6

C. J. Nelson

Executive Vice President and Chief Financial Officer

7

Financial Highlights

in $ millions (except per share data)

2nd Qtr 2005

2nd Qtr 2004

Net sales

1,517

1,229

Operating Profit

152

25

SG&A

(136)

(125)

Net Earnings (Loss)

67

(124)

Basic EPS

0.41

n.m.

Special Items

       Refinancing expenses

-

-

       Special charges

27

(1)

       Non-Operating Foreign Exchange

(14)

-

Adjusted Diluted EPS

$0.53

n.m.

Adjusted EBITDA

283

188

8

Chemicals Products

Second Quarter:

Significant price increases on robust demand, high industry capacity utilization

Pricing more than offset higher raw material costs

Outlook:

Continued favorable market conditions in the 3rd quarter

In second half 2005, new acetyls capacity expected to temporarily ease tight supply/demand

Longer-term outlook remains positive

Sales

Segment Earnings(1)

$1,085 up 34%

$149 up 338%

2nd Qtr 05

(in $millions)

(1) –Earnings from continuing operations before tax and minority interests

Strong integrated chain of acetyl products

9

Ticona

Second Quarter:

Successfully implemented price increases – offset higher raw material and energy costs

Weakened POM sales, primarily Europe and automotive sector

2005 results include $20 million in special charges primarily related to exit of COC business; 2004 results include $18 million charge for purchase accounting adjustment

Outlook:

Modest volume growth due to downturn in automotive and sluggish
European economy

Consistent earnings supported by cost improvement effort

Sales

Segment

Earnings(1)

$223 up 1%

$22 down
15%

(in $millions)

(1) –Earnings from continuing operations before tax and minority interests

Focus on increased growth through innovation

2nd Qtr 05

10

Acetate/Performance Products Summaries

Sales

Segment

Earnings(1)

$183 up 6%

$12 down 14%

(in $millions)

(1)

–Earnings from continuing operations before tax and minority interests

(2)

2004 results included $12 million in inventory-related purchase accounting adjustments

Acetate

Strong results on higher volumes, pricing and productivity improvements

China venture expansions moving forward

Restructuring of operations on schedule, temporary higher manufacturing costs due to production/inventory alignment

Performance Products

Stable earnings on strong sweetener demand

Pricing declines consistent with strategy on sales to large-volume customers

Attractive, Cash Generating Businesses

Sales

Segment

Earnings(1)

$47 up 4%

$14 up $13 (2)

(in $millions)

2nd Qtr 05

2nd Qtr 05

11

Celanese

•

•

•

Income statement impact ($ millions)
60
50
40
30
20
10
0
18
25
29
19
6
12
7
18
14
15
7
12
1Q 2004
2Q 2004
1Q 2005
2Q 2005
Equity Earnings
Dividends - Cost Investments

Cash Flow Impact ($ millions)
60
50
40
30
20
10
0
22
13
50
17
6
15
7
6
14
36
7
10
1Q 2004
2Q 2004
1Q 2005
2Q 2005
Other Distributions - Equity Investments
Dividends - Cost Investments
Dividends - Equity Investments

Dividend Payments Usually Strongest in 1 st Qtr

Significant Contribution from Equity
and Cost Investments

2004 Full Year dividends = $76 million

2005 expected to be $120 - 130 million

3Q dividends expected to be $45 million

Income Statement

Cash Flow

12

Celanese

Summary-equity investments
US $Million (unaduited)

	2004				2003				2002			
	Total Results		Celanese's Share		Total Results		Celanese's Share		Total Results		Celanese's Share	
Net Sales	$	2,849	$	1,163	$	2,134	$	824	$	1,735	$	648
Depreciation and Amortization	$	134	$	52	$	131	$	51	$	122	$	47
Operating Profit (Loss)	$	183	$	78	$	141	$	58	$	104	$	44
Net Earnings	$	121	$	48	$	85	$	35	$	51	$	21
Dividends Received			$	37			$	23			$	61
Other Distributions			$	1			$	-			$	39
Cash and Cash Equivalents	$	258	$	119	$	189	$	86	$	344	$	109
Long and Short Term Debt	$	212	$	95	$	183	$	83	$	144	$	65
Net Debt		46		23		5		4		200		44
Capital Expenditures	$	189	$	74	$	139	$	50	$	126	$	46

Summary - Total Dividends and Other Distributions

	2004		2003		2002	
Cost Investments	$	39	$	53	$	35
Equity Investments	$	38	$	23	$	100
	$	77	$	76	$	135

Equity Investments Summary

13

Capitalization

Cash

Senior Credit Term Loan

Delayed Draw Term Loan

Floating Rate Term Loan

Total Senior Debt

    Senior Sub Notes ($)

Senior Sub Notes (€ - 6/30/05 translated at
1.2092)

Assumed Debt

Total Cash Pay Debt

    Discount Notes Series A

Discount Notes Series B

Total Debt

    Shareholders' Equity

Total Capitalization

                           838

                           624

                                     -

                           350

                           974

                    1,231

                           272

                           383

                    2,860

                           103

                           424

                    3,387

                        (112)

                    3,275

                  1,738

                  1,750

                                   -

                                   -

                  1,750

                         800

                         169

                         369

                  3,088

                             68

                         283

                  3,439

                             61

                  3,500

December 31,
2004

March 31,
2005

(in $millions)

                         959

                  1,725

                                   -

                                   -

                  1,725

                         800

                         157

                         351

                  3,033

                             70

                         290

                  3,393

                         126

                  3,519

June 30,
2005

14

Combined Business Outlook

Adjusted EPS to increase to $0.45 - $0.50

Includes $15 million pre-tax in special charges and $15 million for Acetex debt redemption

Includes impact of Acetex consolidation for two months

3rd Quarter

Adjusted EPS to increase to $1.90 to $2.00 – up from previous guidance of
$1.64 and $1.69

Includes impact of Acetex consolidation for five months

Full Year 2005

Adjusted EBITDA

Full year adjusted EBITDA expected to increase to $1,060 to $1,090 million

3rd quarter expected to be $240 to $260 million

Typical seasonality in second half of year (55%/45%) and expected impact of acetyl capacity expansions

15

Full Year 2005 Key Modeling Assumptions

Income Statement

($ millions)

Depreciation = $250-$270

Special charges = $100-$110

Interest expense = $290-$300

Cash interest = $235-$245

Excluding deferred finance/debt
premium of approx. $117

Avg cost of borrowed capital = 7%

Effective tax rate of 35% for EPS
level and 24% for Adjusted EPS

Minority interest in teens/qtr beyond
1Q

Other Activities Operating Profit in
mid to upper ($30’s)/qtr beyond 2Q

Equity – CE Shares

  Common stock = 158.5 million outstanding

  Potentially dilutive securities as of 6/30:

12 million shares – converted preferred

12 million shares - stock options @
$16.00

August 9 guidance based on 170.5
million shares

  Preferred stock dividends = approx. $10
    million on 9.6 million outstanding shares

Equity – CAG Minority Interest

Approximately 8 million shares
outstanding as of June 23, 2005

Current tender offer price = €41.92/share

Net guaranteed payment = approximately
€24 million

Capital Expenditures

  Capital expenditures = $215 - $225 mm

16